UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

The Board of Directors of Streamline Health Solutions, Inc. has determined that the Company should have an independent, non-management director as the Company’s Chairman of the Board and has now appointed Jonathan R. Phillips as Chairman of the Board. J. Brian Patsy, who had previously served as the Company’s Chairman of the Board since the Company’s inception, will continue as a director and as Chief Executive Officer of the Company.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

On August 5, 2009, Streamline Health issued a press release announcing these actions. A copy of the press release is attached as Exhibit 99.1 to this report, which press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

EXHIBIT NUMBER	DESCRIPTION

99.1	News Release of Streamline Health Solutions, Inc. dated August 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: August 5, 2009	By:	/s/ Donald E. Vick, Jr.
Donald E. Vick, Jr. Interim Chief Financial Officer

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